Exhibit 10.1
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                                 LEASE SCHEDULE
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LEASE SCHEDULE NO.    002                   Dated As Of:   MAY 11, 1999

UNDER MASTER LEASE AGREEMENT NO. 5002182    Dated As Of:   JANUARY 18, 1999


This Lease Schedule between Dana Commercial Credit Corporation
("Lessor") and UNIVERSAL MONEY CENTERS, INC. ("Lessee") is executed pursuant to the Master Lease Agreement referenced above ("Master Lease"), the terms and conditions of which are incorporated herein by reference and shall be deemed a part of this Lease Schedule. The equipment described in Schedule A hereto ("the Equipment") is leased pursuant to the terms and conditions of this Lease Schedule and the Master Lease. This Lease Schedule shall be deemed a separate instrument of lease. Capitalized terms used without definition in this Lease Schedule shall have the meanings ascribed to them in the Master Lease.
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Equipment Location: Stated on Schedule A, attached hereto and incorporated herein.

Stipulated Loss Value: Stated on Exhibit 1, attached hereto and incorporated herein.

Acceptance Date: As stipulated on the Acceptance Certificate referring to this Lease Schedule to be separately executed by Lessee upon delivery and acceptance of the Equipment and acknowledged by Lessor.

Lease Term: Commences on the Acceptance Date and continues 60 months after the Basic Rent Commencement Date.

Basic Rent Commencement Date: 1st day of the month immediately following the Acceptance Date of the Lease Schedule.

Classification of Equipment:  5 year property.

Rent:  An amount equal to the sum of:

            (i) Interim Rent in an amount equal to 1/30th of the Basic Rent (defined below) multiplied by the number of days from and including the Acceptance Date to the Basic Rent Commencement Date, which amount shall be payable on the Basic Rent Commencement Date and

            (ii) 60 monthly rental payments each in the amount of $3,562.13 ("Rent") plus any applicable sales/use tax and other charges under the Master Lease and this Lease Schedule commencing on the Basic Rent Commencement Date and on the 1st day of each month thereafter ("Rent Payment Date") for the entire Lease Term.

The parties agree that this lease is a "finance" lease as defined by Article 2A-103(g) of the Uniform Commercial Code. Lessee acknowledges that it has either
(a) received, reviewed and approved any written supply contract from the manufacturer or supplier ("Supplier") covering the Equipment purchased from Supplier by Lessor for lease to Lessee, or (b) been informed of the identity of the Supplier covering the Equipment, that it may have rights under the supply contract and that Lessee may contact Supplier for description of such rights.

This Lease Schedule will apply only to Equipment accepted on or before JUNE 30, 1999.

Dated as of MAY 11, 1999.              By execution hereof, the signer certifies
                                       that he/she has read, accepted and duly
                                       executed this Lease Schedule to the
                                       Master Lease on behalf of Lessee.

LESSOR: Dana Commercial Credit         LESSEE:  UNIVERSAL MONEY CENTERS, INC.
        Corporation


By: /s/ Dana Commercial Credit         By: /s/ David S. Bonsal
        Commercial
     ____________________________          ________________________________
     Title:                                Title:  Chief Executive Officer

Exhibit 10.1

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                                                  SCHEDULE A EQUIPMENT
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LEASE SCHEDULE NO.:  002               DATED AS OF:  MAY 11, 1999

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
 QTY.  MANUFACTURER, MODEL NUMBER AND DESCRIPTION     SERIAL NO.       ADDRESS          CITY         STATE    ZIP     PURCHASE PRICE

------------------------------------------------------------------------------------------------------------------------------------

  30   NCR 5670 F/L ATM 486sx, Dial-up, Color, 2                  6800 Squibb Road  Shawnee Mission   KS     66202        $6,250.00
       Denomination, Swipe mcrw



















                                                                                                                --------------------

                                                                                                                TOTAL: $187,500.00

Exhibit 10.1

                             STIPULATED LOSS VALUE
                                   EXHIBIT 1
                         UNIVERSAL MONEY CENTERS, INC.
                             LEASE NO. 5002182-002



       Period            $ Amount          Period            $ Amount
       ______            ________          ______            ________

         1               191,086.53          31             118,165.19
         2               189,027.22          32             115,357.49
         3               186,946.97          33             112,524.89
         4               184,833.15          34             109,667.28
         5               182,698.09          35             106,798.70
         6               180,541.68          36             103,904.91
         7               178,351.32          37             100,999.98
         8               176,139.31          38              98,069.63
         9               173,905.54          39              95,113.75
        10               171,649.91          40              92,146.39
        11               169,359.26          41              89,153.30
        12               167,046.44          42              86,134.34
        13               164,698.31          43              83,103.57
        14               162,327.70          44              80,046.73
        15               159,934.50          45              76,963.69
        16               157,505.56          46              73,854.30
        17               155,053.72          47              70,732.63
        18               152,578.86          48              67,584.41
        19               150,067.83          49              64,423.70
        20               147,533.48          50              61,236.25
        21               144,975.67          51              58,021.89
        22               142,394.28          52              54,794.70
        23               139,793.18          53              51,540.41
        24               137,168.27          54              48,258.87
        25               134,523.42          55              44,964.14
        26               131,854.53          56              41,641.95
        27               129,161.49          57              38,292.16
        28               126,448.14          58              34,914.62
        29               123,710.39          59              31,533.77
        30               120,948.12          60              28,125.00